Exhibit 10.14

LEASE SCHEDULE NO. 001R

“This Lease Schedule No. 001R replaces Lease Schedule No. 001.”

This Lease Schedule is issued pursuant to the Lease Agreement Number TR051905 dated May 19, 2005. The terms of the Lease Agreement and serial numbers contained on Certificate of Acceptance Numbers TR051905-001-001 thru TR051905-001-003 are a part hereof and are incorporated by reference herein.

LESSOR	LESSEE
Farnam Street Financial, Inc.	Transcend Services, Inc.
240 Pondview Plaza	945 East Paces Ferry Road
5850 Opus Parkway	Suite 1475
Minnetonka, MN 55343	Atlanta, GA 30326

SUPPLIER OF EQUIPMENT	LOCATION OF EQUIPMENT
Various	Same as above

Term of Lease from Commencement Date: 60 Months

Monthly Lease Charge: $1,001.03

Delivery and Installation: August 2005 – November 2005

Commencement Date: December 1, 2005

Security Deposit: $1,001.03. At the end of the applicable lease term, provided that there is no event of default, this security deposit will be returned to Lessee.

EQUIPMENT

MANUFACTURER	QTY	MACHINE/MODEL	EQUIPMENT DESCRIPTION (including features)
See Attachment A

The Monthly Lease Charge will be prorated and charged as interim rent between the date an item of equipment is accepted and the Commencement Date.

Every Term is Agreed to and Accepted:		Every Term is Agreed to and Accepted:

FARNAM STREET FINANCIAL, INC. “LESSOR”		TRANSCEND SERVICES, INC. “LESSEE”

By:	/s/ Steven C. Morgan	By:	/s/ Lance Cornell

Print Name:	Steven C. Morgan	Print Name:	Lance Cornell

Title:	President	Title:	C.F.O.

Date:	Dec. 20, 2005	Date:	12/19/05

Lease Agreement Number: TR051905

Lease Schedule Number: 001R

ATTACHMENT A

MANUFACTURER	QTY	MACHINE/MODEL	EQUIPMENT DESCRIPTION (incl. features)
GLS COMMUNICATIONS	2		50% Deposit

NORTEL	1	AASTRA	AASTRA CNX conference bridge with associated materials

NORTEL	51		T316E Phones, Black, 16 Button

NORTEL	1		T24 DSS 24 Button, Black, Console Attendant Phone

NORTEL	8		Nortel USB Headsets

NORTEL	1		BCM Voice over IP 8 seats

NORTEL	1		BCM Message Center with 68 Mailboxes

NORTEL	1		BCM Gold Bundle for 32 users - Call Center Professional (up to 20 agents) 32 seats unified messaging (Voicemail & fax) - Call Center Report

NORTEL	1		BCM Expansion unit with PS

NORTEL	2		BCM DTM - T1/PRI Card

NORTEL	2		BCM DSM 32+

NORTEL	4		BCM 8 Port analog media bay

NORTEL	1		BCM 400 Platform, Cabinet, Processor

NORTEL	1		BCM 200 Expansion Cabinet

NORTEL	1		64 additional mailboxes

Agreed to and Accepted:		Agreed to and Accepted:

FARNAM STREET FINANCIAL, INC.		TRANSCEND SERVICES, INC.
“LESSOR”		“LESSEE”

By:	/s/ Steven C. Morgan	By:	/s/ Lance Cornell

Print Name:	Steven C. Morgan	Print Name:	Lance Cornell

Title:	President	Title:	CFO

Date:	Dec. 20, 2005	Date:	12/19/05